WellCare Health Plans, Inc.
2017 Annual Guidance

December 19, 2016

Cautionary Statements

WellCare Health Plans

These materials and oral statements made from time to time by executive officers of WellCare may contain "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words "believe," "expect," "predict," "project," "potential," "estimate," "anticipate," "should," "intend," "may," "will," and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in WellCare's business and competitive strengths, all of which involve risks and uncertainties.

For example, statements regarding the company's financial outlook, the start date of new Medicaid programs, and the timing, closing and financial impact of pending acquisitions contain forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare's progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare's ability to effectively estimate and manage growth, WellCare's ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, WellCare's ability to estimate and manage medical benefits expense effectively, including through its vendors, its ability to negotiate actuarially sound rates, especially in new programs with limited experience, the appropriation and payment by state governments of Medicaid premiums receivable, the timing and ability to satisfy closing conditions for pending acquisitions, including receipt of regulatory approvals, adjustments to the purchase price of pending acquisitions and the manner of payment of the purchase price for pending acquisitions, the outcome of any protests and litigation related to Medicaid awards, the approval of Medicaid contracts by CMS, any changes to the programs or contracts, WellCare's ability to address operational challenges related to new business, WellCare's ability to meet the requirements of readiness reviews, and WellCare's ability to comply with the terms of the Corporate Integrity Agreement. Given the risks and uncertainties inherent in forward-looking statements, any of WellCare's forward-looking statements could be incorrect and investors are cautioned not to place undue reliance on any of our forward-looking statements.

Additional information concerning these and other important risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission ("SEC"), included under the captions "Forward-Looking Statements" and "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2015, Quarterly Report on Form 10-Q for the quarter ended September 30, 2016 and other filings by WellCare with the SEC, which contain discussions of WellCare's business and the various factors that may affect it. Subsequent events and developments may cause actual results to differ, perhaps materially, from WellCare's forward-looking statements. WellCare's forward-looking statements speak only as of the date on which the statements are made. WellCare undertakes no duty, and expressly disclaims any obligation, to update these forward-looking statements to reflect any future events, developments or otherwise.

Please refer to our press release dated December 19, 2016 for a reconciliation of adjusted metrics to GAAP metrics, available on WellCare's website via the following link: http://ir.wellcare.com/News/

2017 Guidance

- Top-line growth driven by organic growth and Care1st Arizona acquisition
- ACA Industry Fee Moratorium
  - Allows for additional quality investments
  - "Normalized" tax rate
- Increase in depreciation expense driven by higher capital expenditures in previous years

Guidance Metrics	2017 Guidance (As of December 19, 2016)	2016 Guidance (As of December 19, 2016)
Segment premium revenue		
GAAP Medicaid Health Plans	$10.3B to $10.7B	$9.500B to $9.575B
Adjusted Medicaid Health Plans[1]	$10.2B to $10.6B	$9.150B to $9.225B
Medicare Health Plans	$4.1B to $4.3B	$3.825B to $3.900B
Medicare Prescription Drug Plans (PDP)	$825M to $900M	$800M to $850M
Total GAAP premium revenue	**$15.225B to $15.900B**	**$14.125B to $14.325B**
Total adjusted premium revenue[1]	**$15.125B to $15.800B**	**$13.775B to $13.975B**
Medicaid ACA industry fee reimbursement	N/A	$240M to $244M
Investment & other income	$18M to $21M	$15M to $16M
Segment MBR:		
GAAP Medicaid Health Plans	88.60% to 89.60%	85.75% to 86.25%
Adjusted Medicaid Health Plans[1]	89.50% to 90.50%	89.00% to 89.50%
Medicare Health Plans	85.50% to 86.75%	84.75% to 85.50%
Medicare PDP	80.50% to 82.50%	77.50% to 78.50%
Adjusted SG&A ratio[2][6]	7.7% to 7.9%	~7.9%
ACA industry fee expense	N/A	$228.4M
GAAP depreciation & amortization (D&A) expense	$100M to $105M	$88.5M to $89.5M
Adjusted D&A expense[3]	$87M to $91M	$78M to $79M
Interest expense	$58M to $60M	$59M to $60M
Adjusted effective income tax rate[4][6]	37.50% to 39.00%	54.25% to 55.50%
Adjusted earnings per diluted share[5][6]	**$6.00 to $6.25**	**$5.35 to $5.45**

Note: Refer to the Appendix for footnotes and basis of presentation.
2017 Annual Guidance includes the pending acquisition of Care1st Arizona, but does not include the pending acquisition of Universal American Corp.

2017 Guidance: EPS Drivers

WellCare Health Plans

~18% adjusted EPS* growth at the midpoint

(excluding $0.22 per diluted share of nonrecurring Florida Medicaid retroactive premium revenue recorded in 2016)

- Continued Medicare Advantage margin expansion (+)
- Organic growth in Medicaid and Medicare (+)
- Care1st Arizona acquisition (+)
- Georgia Medicaid membership decline with addition of fourth managed care plan (−)
- PDP margin "reset" (−)

* WellCare is not able to project amounts associated with the investigation-related costs and, therefore, cannot reconcile adjusted EPS to total projected GAAP EPS

Total GAAP Premium Revenue


~9% Total GAAP Premium Revenue Growth
$14.225 billion
2016 Guidance Midpoint¹
$242M
Medicaid HIF Reimbursement
~$400M
Growth from Acquisition
~$500M
Medicaid Contract Awards²
~$325M
Organic Medicare Growth
~$400M
Other "Same Store" Growth
$15.6 billion
2017 Guidance Midpoint¹

[1] 2017 guidance as of December 19, 2016

[2] Reflects the Nebraska Medicaid contract that is expected to launch on January 1, 2017; the year-over-year changes in expected premium revenue as a result of the geographic expansion under the new Missouri Medicaid contract that is expected to be effective on May 1, 2017; and the anticipated decline in Medicaid membership in Georgia as a result of the addition of a fourth managed care plan to the program that is expected to be effective July 1, 2017.

Medicaid Health Plans

WellCare Health Plans

Revenue Drivers:

- Nebraska Medicaid new market win
- Missouri Medicaid reprocurement with expanded service area
- Care1st Arizona acquisition
- Georgia enrollment decline from addition of fourth managed care plan
- "Same-store" growth

Medicaid Health Plans GAAP Premium Revenue



~10% growth
$9.5B
$10.5B
2016 Guidance midpoint
2017 Guidance midpoint

Medicaid Health Plans Adjusted Premium Revenue*



~13% growth
$9.2B
$10.4B
2016 Guidance midpoint
2017 Guidance midpoint

Medicaid Health Plans GAAP and Adjusted MBR

	2016	2017
GAAP	85.75% to 86.25%	88.60% to 89.60%
Adjusted*	89.00% to 89.50%	89.50% to 90.50%

Primary drivers of year-over-year increase:

- ACA industry fee moratorium and elimination of associated Medicaid reimbursement revenue for GAAP MBR
- Absence of Florida retroactive premium revenue, recognized in 2016, related to periods prior to 2016 that are not expected to recur in 2017
- New business has a higher MBR than mature business
- Low single-digit Medicaid rate increase environment

Partially offset by:

- Continued momentum from clinical initiatives

*Excludes the effect of Medicaid ACA industry fee reimbursement and Medicaid premium taxes

Medicare Health Plans

WellCare Health Plans

- Meaningfully improved performance over past two years
- Positioned for continued net income margin expansion coupled with high single-digit revenue growth
- Focus on multi-year Star rating initiatives
  - Investing a significant portion of the ACA industry fee moratorium in quality



Medicare Health Plans
Premium Revenue
~9% growth
$3.86B
$4.2B
2016
Guidance
midpoint
2017
Guidance
midpoint

Medicare Health Plans MBR

2016	2017	
84.75% to 85.50%	85.50% to 86.75%	Increased quality investments and bid process considerations due to absence of ACA industry fee Partially offset by continued momentum from clinical initiatives

Medicare PDP

WellCare Health Plans

- Significant improvement in PDP performance over past two years
- Increased 2017 auto-assign footprint to 30 regions under the benchmark as a result of 2017 bid strategy
- Significant PDP drug spend helps drive cost structure in Medicaid and MA
  - Improved cost structure benefits members and federal and state customers

Medicare PDP Premium Revenue


~4.5% growth
$825M
$863M
2016 Guidance midpoint
2017 Guidance midpoint

Medicare PDP MBR

2016	2017	
77.50% to 78.50%	80.50% to 82.50%	➤ Strong 2015 and 2016 performance factored into 2017 bids ➤ "Low 80s" MBR is optimal bid target to produce competitive positioning and attractive margins

Capital Deployment

WellCare Health Plans

- Well-positioned to fund future and pending growth opportunities
- Significant capacity available on revolving credit facility, expiring in 2021
- Capital priorities
  - Organic growth
  - M&A

Major Sources as of September 30, 2016	
Parent cash as of September 30, 2016	**$888.1 million**
Senior unsecured revolving credit facility available capacity as of September 30, 2016	$750.0 million
Total parent cash and revolver capacity	**$1,638.1 million**

Recently Announced Uses	
Care1st Health Plan Arizona	Transaction value: $157.5 million
Universal American Corp. (NYSE: UAM)	Transaction value: $800 million UAM parent cash: $100 million Net cash needed: $700 million

Pro Forma* Available Capital as of September 30, 2016	
Pro forma September 30, 2016 parent cash	**$30.6 million**
Senior unsecured revolving credit facility available capacity as of September 30, 2016	$750.0 million
Pro forma total parent cash and revolver capacity	**$780.6 million**

+ Positive Cash Flow from Profitable Business

*Pro forma for anticipated cash payments for pending acquisitions

Appendix

Guidance Footnotes

WellCare Health Plans

2017 Guidance Footnotes

1. Excludes an estimated $113.0 million to $118.0 million in Medicaid premium taxes
2. Excludes estimated Medicaid premium taxes and investigation-related costs.
3. Excludes an estimated $13.0 million to $14.0 million of acquisition-related amortization expenses.
4. Excludes the estimated income tax effect associated with the investigation-related costs and acquisition-related amortization expenses.
5. The company estimates adjusted earnings per diluted share guidance by adjusting net income for the estimated net of tax effect of investigation-related costs and acquisition-related amortization expense.
6. WellCare is not able to project amounts associated with the investigation-related costs and, therefore, cannot reconcile these metrics to total projected GAAP metrics.

2016 Guidance Footnotes

1. Excludes an estimated $109.0 million to $112.0 million in Medicaid premium taxes and an estimated $240.0 million to $244.0 million for Medicaid ACA industry fee reimbursement.
2. Excludes the following items: $1.7 million in Sterling divestiture costs; estimated Medicaid premium taxes and Medicaid ACA industry fee reimbursement; $5.2 million in Iowa SG&A costs, $4.9 million in PBM transitory costs and investigation-related costs.
3. Excludes an estimated $10.5 million of acquisition-related amortization expenses.
4. Excludes the estimated income tax effect associated with the investigation-related costs, PBM transitory costs, Sterling divestiture costs, Iowa SG&A costs and acquisition-related amortization expenses.
5. The company estimates adjusted earnings per diluted share guidance by adjusting net income for the estimated net of tax effect of investigation-related costs, PBM transitory costs, Sterling divestiture costs, Iowa SG&A costs and acquisition-related amortization expenses.
6. WellCare is not able to project amounts associated with the investigation-related costs and, therefore, cannot reconcile these metrics to total projected GAAP metrics.

2017 Basis of Presentation

In addition to results determined under GAAP, WellCare provides certain non-GAAP measurements that management believes are useful in assessing the company's performance. Earnings per share, net income and, as noted below, other specific operating and financial results have been adjusted for the effect of certain expenses related to previously disclosed government investigations and related litigation and resolution costs ("investigation-related costs"); and amortization expense associated with prior acquisitions ("acquisition-related amortization expenses"). Management believes these items are not indicative of long-term business operations performance.

The company is not able to project at the time of this presentation the amount of future expenses associated with investigation-related costs and, therefore, cannot reconcile projected non-GAAP metrics affected by this item to projected GAAP metrics.

Following is a description of the adjustments made to 2017 GAAP measures used to calculate the non-GAAP measures used in this presentation.

Adjusted premium revenue (non-GAAP) = Total premium revenue (GAAP) less Medicaid premium taxes revenue. The company's adjusted Medicaid Health Plans segment premium revenue uses this non-GAAP definition of adjusted premium revenue.
MBR (GAAP) = medical benefits expense divided by total premium revenue (GAAP).
Adjusted MBR (non-GAAP) = medical benefits expense divided by adjusted premium revenue. The company's adjusted Medicaid Health Plans segment MBR uses this non-GAAP definition of adjusted MBR.
SG&A expense ratio (GAAP) = SG&A expense (GAAP) divided by total premium revenue (GAAP).
Adjusted SG&A expense (non-GAAP) = SG&A expense (GAAP) less investigation-related costs.
Adjusted SG&A ratio (non-GAAP) = adjusted SG&A expense divided by adjusted premium revenue.
Adjusted depreciation & amortization = depreciation & amortization expense (GAAP) less acquisition-related amortization expenses.
Adjusted income before taxes (non-GAAP) = income before income taxes (GAAP) less investigation-related costs and acquisition-related amortization expenses.
Adjusted income tax expense (non-GAAP) = income tax associated with the applicable adjusted income before taxes, based on the applicable effective income tax rate.
Adjusted effective income tax rate (non-GAAP) = adjusted income tax expense divided by adjusted income before taxes.
Adjusted net income (non-GAAP) = adjusted income before taxes less adjusted income tax expense.
Net income margin (GAAP) = net income (GAAP) divided by total premium revenue (GAAP).
Adjusted net income margin (non-GAAP) = adjusted net income divided by adjusted premium revenue.
Adjusted earnings per diluted share (non-GAAP) = Adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.

2016 Basis of Presentation

WellCare Health Plans

In addition to results determined under GAAP, WellCare provides certain non-GAAP measurements that management believes are useful in assessing the company's performance. Earnings per share, net income and, as noted below, other specific operating and financial results have been adjusted for investigation-related costs; transitory costs related to the company's decision to change its pharmacy benefit manager as of January 1, 2016 ("PBM transitory costs"); certain nonrecurring incurred Iowa-related SG&A expenses relating to readiness costs, certain wind-down costs of WellCare's Iowa operations and certain legal costs ("Iowa SG&A costs"); costs related to the divestiture of Sterling ("Sterling divestiture costs") and acquisition-related amortization expenses.

The company is not able to project at the time of this presentation the amount of future investigation-related costs and, therefore, cannot reconcile projected non-GAAP metrics affected by this item to projected GAAP metrics.

Following is a description of the adjustments made to 2016 GAAP measures used to calculate the non-GAAP measures used in this presentation.

Adjusted premium revenue (non-GAAP) = Total premium revenue (GAAP) less Medicaid premium taxes revenue and Medicaid reimbursements of the ACA industry fee. The company's adjusted Medicaid Health Plans segment premium revenue uses this non-GAAP definition of adjusted premium revenue.
MBR (GAAP) = medical benefits expense divided by total premium revenue (GAAP).
Adjusted MBR (non-GAAP) = medical benefits expense divided by adjusted premium revenue. The company's adjusted Medicaid Health Plans segment MBR uses this non-GAAP definition of adjusted MBR.
SG&A expense ratio (GAAP) = SG&A expense (GAAP) divided by total premium revenue (GAAP).
Adjusted SG&A expense (non-GAAP) = SG&A expense (GAAP) less investigation-related costs, PBM transitory costs, Sterling divestiture costs and Iowa SG&A costs.
Adjusted SG&A ratio (non-GAAP) = adjusted SG&A expense divided by adjusted premium revenue.
Adjusted depreciation & amortization = depreciation & amortization expense (GAAP) less acquisition-related amortization expenses.
Adjusted income before taxes (non-GAAP) = income before income taxes (GAAP) less investigation-related costs, PBM transitory costs, Sterling divestiture costs, Iowa SG&A costs and acquisition-related amortization expenses.
Adjusted income tax expense (non-GAAP) = income tax associated with the applicable adjusted income before taxes, based on the applicable effective income tax rate.
Adjusted effective income tax rate (non-GAAP) = adjusted income tax expense divided by adjusted income before taxes.
Adjusted net income (non-GAAP) = adjusted income before taxes less adjusted income tax expense.
Net income margin (GAAP) = net income (GAAP) divided by total premium revenue (GAAP).
Adjusted net income margin (non-GAAP) = adjusted net income divided by adjusted premium revenue.
Adjusted earnings per diluted share (non-GAAP) = Adjusted net income divided by weighted average common shares outstanding on a fully diluted basis.